UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. _)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

GUARDION HEALTH SCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

GUARDION HEALTH SCIENCES, INC.

2925 Richmond Avenue, Suite 1200

Houston, Texas 77098

December 12, 2022

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on January 5, 2023

Dear Stockholder:

We are pleased to invite you to attend the special meeting of stockholders (the “Special Meeting”) of Guardion Health Sciences, Inc. (the “Company”), which will be held on January 5, 2023 at 11:00 a.m. Central Time.

Due to the continuing public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees and stockholders, the Special Meeting will be held in a virtual-only meeting format at https://www.virtualshareholdermeeting.com/GHSISM2023.

In addition to voting by submitting your proxy prior to the Special Meeting, you also will be able to vote your shares electronically during the Special Meeting. Further details regarding the virtual meeting are included in the accompanying proxy statement.

Details regarding the Special Meeting and the business to be conducted at the Special Meeting are more fully described in the accompanying proxy statement. You are entitled to vote at our Special Meeting and any adjournments, continuations or postponements thereof only if you were a stockholder as of December 2, 2022. At the Special Meeting, the holders of our outstanding common stock, Series C preferred stock and Series D preferred stock will act on the following matters:

1.	To grant discretionary authority to our board of directors to (i) amend our Certificate of Incorporation, as amended, to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split”, at a specific ratio for the combination, up to a maximum of a 1-for-100 split, with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by our stockholders; and

2.	To transact such other matters as may properly come before the Special Meeting and any adjournment or postponement thereof.

Our board of directors has fixed the close of business on December 2, 2022 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment or postponement of the Special Meeting.

If you are a stockholder of record, you may vote in one of the following ways:

●	Vote over the Internet before the meeting, by going to https://www.proxyvote.com or during the meeting, by going to https://www.virtualshareholdermeeting.com/GHSISM2023 (have your Notice or Proxy Card in hand when you access the website);

●	Vote by mail, if you received (or requested and received) a printed copy of the proxy materials, by returning the enclosed Proxy Card (signed and dated) in the postage prepaid and preaddressed envelope provided;

●	Vote by phone by calling 1-800-690-6903;

●	Vote online at the Special Meeting at https://www.virtualshareholdermeeting.com/GHSISM2023.

If your shares are held in “street name”, meaning that they are held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted. Please vote your shares in accordance with those instructions.

IF YOU PLAN TO ATTEND:

To be admitted to the Special Meeting, which is being held virtually, you must have your control number available and follow the instructions found on your Proxy Card or voting instruction form. You may vote during the Special Meeting by following the instructions available on the meeting website during the meeting. Please allow sufficient time before the Special Meeting to complete the online check-in process. Your vote is very important and we urge you to vote your shares.

If you have any questions or need assistance voting your shares, please call our proxy solicitor, Kingsdale Advisors:

Strategic Stockholder Advisor and Proxy Solicitation Agent

745 Fifth Avenue, 5th Floor, New York, New York 10151

North American Toll-Free Phone:

1-866-229-8874

Email: contactus@kingsdaleadvisors.com

Call Collect Outside North America: +1 (917) 813-1246

Whether or not you expect to attend the virtual Special Meeting, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Special Meeting. Promptly voting your shares will save the Company the expenses and extra work of additional solicitation. If you request printed materials, a pre-addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the Special Meeting if you desire to do so, as your proxy is revocable at your option.

YOUR VOTE IS IMPORTANT, SO PLEASE ACT TODAY!

BY ORDER OF THE BOARD OF DIRECTORS

December 12, 2022	/s/ Robert N. Weingarten
Robert N. Weingarten Chairman of the Board of Directors

GUARDION HEALTH SCIENCES, INC.

2925 Richmond Avenue, Suite 1200

Houston, Texas 77098

PROXY STATEMENT FOR THE

2022 SPECIAL MEETING OF STOCKHOLDERS

To be held on January 5, 2023

The board of directors of Guardion Health Sciences, Inc. (the “Company”, or “we”, “our” or “us”) is soliciting your proxy to vote at the Special Meeting of Stockholders (the “Special Meeting”) to be held on January 5, 2023, at 11:00 a.m. Central Time, in a virtual-only format online by accessing https://www.virtualshareholdermeeting.com/GHSISM2023 and at any adjournment thereof.

This proxy statement contains information relating to the Special Meeting. This Special Meeting of stockholders will be held as a virtual meeting. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend and participate in the Special Meeting online via a live webcast by visiting https://www.virtualshareholdermeeting.com/GHSISM2023. In addition to voting by submitting your proxy prior to the Special Meeting, you also will be able to vote your shares electronically during the Special Meeting.

We intend to begin mailing the attached notice of the Special Meeting and the enclosed proxy card on or about December 12, 2022 to all stockholders of record entitled to vote at the Special Meeting. Only stockholders who owned our common stock at the close of business on December 2, 2022 are entitled to notice of and to vote at the Special Meeting.

GUARDION HEALTH SCIENCES, INC.

GENERAL INFORMATION ABOUT THIS PROXY STATEMENT AND VOTING

What is a proxy?

A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. By completing, signing and returning the accompanying Proxy Card, you are designating Robert N. Weingarten, Corporate Secretary, as your proxy for the Special Meeting and you are authorizing Robert N. Weingarten to vote your shares at the Special Meeting as you have instructed on the Proxy Card. This way, your shares will be voted whether or not you attend the Special Meeting. Even if you plan to attend the Special Meeting, we urge you to vote in one of the ways described below so that your vote will be counted even if you are unable or decide not to attend the Special Meeting.

What is a proxy statement?

A proxy statement is a document that we are required by regulations of the U.S. Securities and Exchange Commission, or “SEC”, to give you when we ask you to sign a proxy card designating Robert N. Weingarten as proxy to vote on your behalf.

Why did you send me this proxy statement?

We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote at the Special Meeting. This proxy statement summarizes information related to your vote at the Special Meeting. All stockholders who find it convenient to do so are cordially invited to attend the Special Meeting virtually. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed Proxy Card or vote over the Internet or by phone.

We intend to begin mailing this proxy statement and the enclosed Proxy Card on or about December 12, 2022 to all stockholders of record entitled to vote at the Special Meeting. Only stockholders who owned our common stock, Series C preferred stock and Series D preferred stock at the close of business on December 2, 2022 are entitled to notice of and to vote at the Special Meeting.

What Does it Mean if I Receive More than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign, and return each Proxy Card to ensure that all of your shares are voted.

How do I attend the Special Meeting?

The Special Meeting will be held on January 5, 2023, at 11:00 a.m. Central Time in a virtual format online by accessing https://www.virtualshareholdermeeting.com/GHSISM2023. Information on how to vote in person at the Special Meeting is discussed below.

Who is Entitled to Vote?

The board of directors has fixed the close of business on December 2, 2022 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. On the Record Date, there were 61,600,823 shares of common stock issued and outstanding. In addition, there were 495,000 shares of Series C preferred stock and 5,000 shares of Series D preferred stock issued and outstanding.

Each share of common stock is entitled to one vote per share held on the record date. Each share of Series C preferred stock is entitled to vote on any matter with the holders of common stock on an as converted basis. The Series C preferred stock and the Series D preferred stock do not have any voting rights except with respect to a reverse stock split proposal, including the reverse stock split proposal presented at the Special Meeting, or otherwise as required by law. With respect to the reverse stock split proposal, (i) each share of share of Series C preferred stock is entitled to 63.4196 votes on such proposal and (ii) each share of Series D preferred stock is entitled to 1,000,000 votes on such proposal, which is referred to as supermajority voting; however the votes by the holders of Series D preferred stock will be counted in the same “mirrored” proportion as the aggregate votes cast by the holders of common stock and Series C preferred stock who vote on this proposal. For example, if 50.5% of the shares of common stock voted in person or by proxy at the Special Meeting are voted FOR Proposal 1, then the Company will count 50.5% of the votes cast (or votes) by the holder of the Series D preferred stock as votes FOR Proposal 1. Holders of common stock, Series C preferred stock, and Series D preferred stock will vote on the reverse stock split proposal as a single class. The Series C preferred stock and Series D preferred stock are only entitled to vote with respect to the reverse stock split proposal. On the Record Date, there were 5,092,819,695 votes with respect to our common stock outstanding (including 31,392,702 shares of common stock issuable upon conversion of our Series C Preferred Stock and 5,000,000,000 votes available with respect to our Series D Preferred Stock).

Please note that even if you no longer own your shares, if you still owned them on the Record Date then you will receive these proxy materials and should vote the shares you owned on the Record Date.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, VStock Transfer, LLC, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name”. If your shares are held in street name, these proxy materials were sent to that organization by the Company and have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares. See “How Will my Shares be Voted if I Give No Specific Instruction?” below for information on how shares held in street name will be voted without instructions provided. So, please instruct the organization that holds your shares how you wish to vote your shares on your vote instruction form so that your instructions are recorded at the Special Meeting.

Who May Attend the Special Meeting?

Only record holders and beneficial owners of our common stock, Series C preferred stock or Series D preferred stock, or their duly authorized proxies, may attend the Special Meeting. If your shares of common stock are held in street name, you will need to provide a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

What am I Voting on?

There is one matter scheduled for a vote:

Proposal 1.	To grant discretionary authority to our board of directors to (i) amend our Certificate of Incorporation, as amended (“Certificate of Incorporation”), to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split”, at a specific ratio for the combination, up to a maximum of a 1-for-100 split, with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by our stockholders.

What if another matter is properly brought before the Special Meeting?

The board of directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the person named in the accompanying proxy to vote on those matters in accordance with his best judgment.

How Do I Vote?

MAIL	INTERNET	PHONE	ONLINE AT THE MEETING

Mailing your signed proxy card or voter instruction card.	Using the Internet before the meeting at: https://www.proxyvote.com or during the meeting at: https://www.virtualshareholdermeeting.com/GHSISM2023	By calling 1-800-690-6903	You can vote at the meeting at: https://www.virtualshareholdermeeting.com/GHSISM2023.

Stockholders of Record

If you are a registered stockholder, you may vote by mail or Internet at the Special Meeting by following the instructions above. You also may submit your proxy by mail by following the instructions included with your proxy card. The deadline for submitting your proxy by Internet is 11:59 p.m. Eastern Time on January 4, 2023. Our board of director’s designated proxy, Mr. Weingarten, will vote your shares according to your instructions. If you attend the live webcast of the Special Meeting, you also will be able to vote your shares electronically at the Special Meeting up until the time the polls are closed. Please note that even if you no longer own your shares, if you still owned them on the Record Date, then you will receive these proxy materials and should vote the shares you owned on the Record Date

Beneficial Owners of Shares Held in Street Name

If you are a street name holder, your broker or nominee firm is the legal, registered owner of the shares, and it should provide you with materials in connection with the Special Meeting. Follow the instructions on the materials you receive to access our proxy materials and vote or to request a paper or email copy of our proxy materials. The materials include a voting instruction card so that you can instruct your broker or nominee how to vote your shares. Please check the voting instruction card or contact your broker or other nominee to determine whether you will be able to deliver your voting instructions by Internet in advance of the Special Meeting and whether, or if you attend the live webcast of the Special Meeting, you will be able to vote your shares electronically at the Special Meeting up until the time the polls are closed. Please instruct the organization that holds your shares how you wish to vote your shares on your vote instruction form so that your instructions are recorded at the Special Meeting.

All shares entitled to vote and represented by a properly completed and executed proxy received before the Special Meeting and not revoked will be voted at the Special Meeting as instructed in a proxy delivered before the Special Meeting. We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How Many Votes do I Have?

Each share of our common stock that you own at the close of business on December 2, 2022 entitles you to one vote. Each share of share of Series C preferred stock that you own at the close of business on December 2, 2022 entitles you to 63.4196 votes. Each share of Series D preferred stock that you own at the close of business on December 2, 2022 entitles you to 1,000,000 votes, which is referred to as supermajority voting; however, the votes by the holders of Series D preferred stock will be counted in the same “mirrored” proportion as the aggregate votes cast by the holders of common stock and Series C preferred stock who vote on this proposal. In addition, the Series D preferred stock contains a provision that limits the total voting power of a holder of Series D preferred stock to 9.99% of the total voting power of the Company.

Is My Vote Confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What Constitutes a Quorum?

To carry on business at the Special Meeting, we must have a quorum. A quorum is present when 33 and 1/3rd of the voting power of the shares entitled to vote, as of the Record Date, are represented in person or by proxy. Thus, 1,697,606,565 votes must be represented in person or by proxy to have a quorum at the Special Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by the Company are not considered outstanding or considered to be present at the Special Meeting. If there is not a quorum at the Special Meeting, either the chairperson of the Special Meeting or our stockholders entitled to vote at the Special Meeting may adjourn the Special Meeting to a future date as allowed under applicable law.

How Will my Shares be Voted if I Give No Specific Instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction, but has authorized us generally to vote the shares, they will be voted as follows:

Proposal 1.	“For” the grant of discretionary authority to our board of directors to (i) amend our Certificate of Incorporation to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split”, at a specific ratio for the combination, up to a maximum of a 1-for-100 split, with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect a reverse stock split, if at all, within one year of the date the proposal is approved by stockholders.

This authorization would exist, for example, if a stockholder of record merely signs, dates and returns the proxy card, but does not indicate how such shares are to be voted on one or more proposals. If other matters properly come before the Special Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of Robert N. Weingarten, the designated proxy of the board of directors.

If your shares are held in street name, see “What is a Broker Non-Vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

How are Votes Counted?

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count votes “For” and “Against”, abstentions and broker non-votes. Broker non-votes will not be included in the tabulation of the voting results of the proposal and, therefore, will have no effect on the proposal.

What is a Broker Non-Vote?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

Our common stock is listed on The Nasdaq Capital Market. However, under current New York Stock Exchange (“NYSE”) rules and interpretations that govern broker non-votes: Proposal No. 1 for the approval of the reverse stock split is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on the proposal. Because NYSE rules apply to all brokers that are members of the NYSE, the foregoing rules apply to the Special Meeting even though our common stock is listed on The Nasdaq Capital Market. Although the brokers are granted the discretion to vote your shares absent your instruction, many brokers elect not to vote your shares without an instruction from you, so please instruct the organization that holds your shares as to how you wish to vote your shares on your vote instruction form so that your instructions are recorded at the Special Meeting.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Special Meeting. Generally, unless provided otherwise by applicable law, our Second Amended and Restated Bylaws (the “Bylaws”) provide that an action of our stockholders (other than for the election of directors) is approved if a majority of the number of shares of stock entitled to vote thereon and present (either in person or by proxy) vote in favor of such action.

How many votes are required to approve each proposal?

The table below summarizes the vote required to approve the proposal, and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 1: Authorization of Reverse Stock Split	The affirmative vote of a majority of the voting power of the outstanding shares of common stock, Series C preferred stock and Series D preferred stock of the Company, entitled to vote, voting together as a single class	“FOR” “AGAINST” “ABSTAIN”	(1)	Yes(2)

(1)	Abstentions will have the effect of a vote against this proposal.
(2)	As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal. However, you are urged to provide instructions to your broker on your vote instruction form.

What Are the Voting Procedures?

You may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before your proxy is voted by giving written notice to the Corporate Secretary of the Company by delivering a properly completed, later-dated Proxy Card or vote instruction form or by voting in person at the Special Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Guardion Health Sciences, Inc., 2925 Richmond Avenue, Suite 1200, Houston, Texas 77098, Attention: Corporate Secretary. Your most current Proxy Card or Internet proxy is the one that will be counted.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials. We have retained Kingsdale Advisors as our strategic stockholder advisor and proxy solicitation agent in connection with the solicitation of proxies for the Special Meeting. If you have any questions or require any assistance with completing your proxy, please contact Kingsdale Advisors by telephone (toll-free within North America) at 1-866-229-8874 or (call collect outside North America) at (917) 813-1246, or by email at contactus@kingsdaleadvisors.com.

Do I Have Dissenters’ Rights of Appraisal?

Stockholders do not have appraisal rights under Delaware law or under the Company’s governing documents with respect to the matters to be voted upon at the Special Meeting.

How can I Find out the Results of the Voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, we intend to file an amended Form 8-K to publish the final results.

PROPOSAL 1:

REVERSE STOCK SPLIT PROPOSAL

Introduction

Our board of directors may approve an amendment to our Certificate of Incorporation to combine the outstanding shares of our common stock into a lesser number of outstanding shares (a “Reverse Stock Split”). If approved by the stockholders as proposed, the board of directors would have the sole discretion as to whether to effect the Reverse Stock Split, if at all, within one year of the date the proposal is approved by stockholders and to fix the specific ratio for the combination, up to a maximum of a 1-for-100 split. Even if the proposal is approved by the stockholders, the board of directors has the discretion to abandon the amendment and not implement the Reverse Stock Split.

If approved by our stockholders, this proposal would permit (but not require) the board of directors to effect a Reverse Stock Split of the outstanding shares of our common stock within one year of the date the proposal is approved by stockholders, at a specific ratio for the combination, up to a maximum of a 1-for-100 split, with the specific ratio to be fixed within this range by the board of directors in its sole discretion without further stockholder approval. We believe that enabling the board of directors to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our stockholders.

In fixing the ratio of the Reverse Stock Split, the board of directors may consider, among other things, factors such as the initial and continued listing requirements of The Nasdaq Capital Market; the number of shares of our common stock outstanding; potential financing opportunities; and prevailing general market and economic conditions.

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing of an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, or at the later time as may be set forth in the amendment. The exact timing of the amendment will be determined by the board of directors based on its evaluation as to when such action would be the most advantageous to our Company and our stockholders. In addition, the board of directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State of the State of Delaware, the board of directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

The proposed form of amendment to our Certificate of Incorporation to effect the Reverse Stock Split is attached as Appendix A to this proxy statement. Any amendment to our Certificate of Incorporation to effect the Reverse Stock Split will include the Reverse Stock Split ratio fixed by the board of directors, within the range approved by our stockholders.

Reasons for the Reverse Stock Split

Our primary reasons for approving and recommending the Reverse Stock Split are (i) because in connection with our February 2022 securities offering we agreed to use reasonable best efforts to maintain the listing of our common stock on The Nasdaq Capital Market (“Nasdaq”) and we expect that the Reverse Stock Split, once effective, will allow the Company’s stock to regain compliance with the continued listing requirements of Nasdaq, and (ii) to make our common stock more attractive to certain institutional investors, which may provide for a stronger investor base and increase the per share price and bid price of our common stock to regain compliance with the continued listing requirements of Nasdaq.

On January 25, 2022, we received a written notice (the “Notice”) from Nasdaq that we were not in compliance with Nasdaq Listing Rule 5550(a)(2) (the “Rule”) as the minimum bid price of our common stock had been below $1.00 per share for 30 consecutive business days. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we had until July 25, 2022 to regain compliance with the minimum bid price requirement. On July 26, 2022, we received a written notice that we are eligible for a second 180 calendar day period, or until January 23, 2023, in order to regain compliance with the $1.00 minimum bid price requirement. Nasdaq’s determination to grant the second compliance period was based on the Company meeting the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on Nasdaq, with the exception of the minimum bid price requirement, and our written notice of our intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary. Even if we are able to regain compliance with the minimum bid price requirement, there can be no assurance that we will be able to maintain compliance with any of the other Nasdaq continued listing requirements.

Reducing the number of outstanding shares of common stock should, absent other factors, generally increase the per share market price of the common stock. Although the intent of the Reverse Stock Split is to increase the price of the common stock, there can be no assurance, however, that even if the Reverse Stock Split is effected, that the bid price of our common stock will be sufficient, over time, for us to regain or maintain compliance with the Nasdaq minimum bid price requirement.

In addition, we believe the Reverse Stock Split will make our common stock more attractive to a broader range of investors, as we believe that the current market price of the common stock may prevent or limit certain institutional investors, professional investors and other members of the investing public from purchasing stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. We believe that the Reverse Stock Split will make our common stock a more attractive and cost-effective investment option for many investors, which in turn could enhance the liquidity of our common stock for our holders.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market and economic conditions, and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split, that as a result of the Reverse Stock Split, we will be able to meet or maintain a bid price over the minimum bid price requirement of Nasdaq or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market value of our common stock after the Reverse Stock Split may be lower than the total market value before the Reverse Stock Split.

We attempted to obtain stockholders’ approval for a reverse stock split at our 2022 Annual Meeting of stockholders held on June 16, 2022. At such meeting, although we received the affirmative vote of approximately 63% the common shares present in person or by proxy, there were not sufficient votes to approve the reverse stock split proposal because of the voting standard of approval by a majority of outstanding shares. In order to attempt to procure the vote necessary to effect the Reverse Stock Split, on November 29, 2022, our board of directors designated and issued 5,000 shares of Series D preferred stock. The terms of the Series D preferred stock are set forth in a Certificate of Designation of Series D preferred stock (the “Certificate of Designation”), filed with the Secretary of State of the State of Delaware, and effective on November 29, 2022. The Series D preferred stock does not have any voting rights except with respect to a reverse stock split proposal, including the reverse stock split proposal presented at the Special Meeting, or otherwise as required by law. With respect to the reverse stock split proposal, each outstanding share of Series D preferred stock is entitled to 1,000,000 votes on such proposal, which is referred to as supermajority voting; however, the votes by the holders of Series D preferred stock will be counted in the same “mirrored” proportion as the aggregate votes cast by the holders of common stock and Series C preferred stock who vote on this proposal.

Our board of directors has determined that it was in the best interests of the Company to provide for supermajority voting of the Series D preferred stock in order to obtain sufficient votes for the Reverse Stock Split proposal and thereby to attempt to avoid delisting by Nasdaq of the common stock. Due to the required proportional voting structure of the Series D preferred stock that mirrors the actual voting by holders of the common stock and Series D preferred stock, the supermajority voting will serve to reflect the voting preference of the holders of common stock and Series C preferred stock that actually vote on the matter, whether for or against the proposal, and therefore will not override the stated preference of the holders of common stock.

In evaluating whether to seek stockholder approval for the Reverse Stock Split, our board of directors took into consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; the fact that the stock prices of some companies that have effected reverse stock splits have subsequently declined, sometimes significantly, following their reverse stock splits; the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; and the costs associated with implementing a reverse stock split.

Even if our stockholders approve the Reverse Stock Split, our board of directors reserves the right not to effect the Reverse Stock Split if, in the opinion of our board of directors, it would not be in the best interests of the Company or our stockholders to effect such Reverse Stock Split.

Potential Effects of the Proposed Amendment

If our stockholders approve the Reverse Stock Split and the board of directors acts to effect it, the number of shares of common stock issued and outstanding will be reduced, depending upon the ratio determined by the board of directors. The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in our Company, except that as described below in “Fractional Shares”, record holders of common stock otherwise entitled to a fractional share as a result of the Reverse Stock Split because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In any event, cash will not be paid for fractional shares. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split will not change the terms of the common stock. Additionally, the Reverse Stock Split will have no effect on the number of shares of common stock that we are authorized to issue. After the Reverse Stock Split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. The common stock will remain fully paid and non-assessable.

After the effective time of the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act.

Registered “Book-Entry” Holders of Common Stock, Series C Preferred Stock and Series D Preferred Stock

Our registered holders of common stock hold some or all of their shares electronically in book-entry form with the transfer agent. All shares of our Series C preferred stock and Series D preferred stock are held electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership. They are, however, provided with statements reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action to receive evidence of their shares of post-Reverse Stock Split common stock.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by the transfer agent after the effective time of the Reverse Stock Split. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent. Unless a stockholder specifically requests a new paper certificate or holds restricted shares, upon the stockholder’s surrender of all of the stockholder’s Old Certificates to the transfer agent, together with a properly completed and executed letter of transmittal, the transfer agent will register the appropriate number of shares of post-Reverse Stock Split common stock electronically in book-entry form and provide the stockholder with a statement reflecting the number of shares registered in the stockholder’s account. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of shares of post-Reverse Stock Split common stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for appropriate number of shares of post-Reverse Stock Split common stock. If an Old Certificate has a restrictive legend on its reverse side, a new certificate will be issued with the same restrictive legend on its reverse side.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In any event, cash will not be paid for fractional shares.

Effect of the Reverse Stock Split on Outstanding Stock Options and Warrants

Based upon the Reverse Stock Split ratio, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants. This would result in approximately the same aggregate price being required to be paid under such options or warrants upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be reduced proportionately based upon the Reverse Stock Split ratio. In addition, the Series A and Series B warrants issued in connection with our February 2022 securities offering contain a provision which will require that the exercise price of such warrants of $0.37 per share be adjusted to the volume weighted average price of the Company’s common stock for the five trading days immediately following effectiveness of the reverse stock split, if such calculation results in an exercise price below the current exercise price.

Accounting Matters

The proposed amendment to our Certificate of Incorporation will not affect the par value of our common stock. As a result, at the effective time of the Reverse Stock Split, the stated capital on our balance sheet attributable to the common stock will be reduced in the same proportion as the Reverse Stock Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss will be restated for prior periods to conform to the post-Reverse Stock Split presentation.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock. This summary addresses the tax consequences only to a U.S. holder of our common stock, which is a beneficial owner of our common stock that is either:

●	an individual citizen or resident of the United States;

●	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it has a valid election in effect to be treated as a U.S. person for U.S. federal income tax purposes.

This summary is based on the provisions of the Code, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. For example, this summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates or former citizens or residents, persons subject to the alternative or corporate minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons who acquired their shares or equity awards in connection with employment or other performance of services, (iii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging transaction”, “conversion transaction” or other integrated investment transaction for federal income tax purposes, or (iv) persons that do not hold our common stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own common stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address the Medicare tax on net investment income, tax considerations in respect of our preferred stock, or tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the Reverse Stock Split, and there can be no assurance that the Internal Revenue Service will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.

Each holder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

General Tax Treatment of the Reverse Stock Split

The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Certain filings with the Internal Revenue Service must be made by us and certain ‘significant holders” of our common shares in order for the reverse stock Split to qualify as a reorganization. Assuming the Reverse Stock Split qualifies as a reorganization, other than with respect to any U.S. holder that receives a full share for a fractional share, a U.S. holder generally will not recognize gain or loss upon the exchange of our common shares for a lesser number of common shares, based upon the Reverse Stock Split ratio.

A U.S. holder’s aggregate tax basis in the lesser number of common shares received in the Reverse Stock Split will be the same such U.S. holder’s aggregate tax basis in the shares of our common stock that such U.S. holder owned immediately prior to the Reverse Stock Split. The holding period for the common shares received in the Reverse Stock Split will include the period during which a U.S. holder held the shares of our common stock that were surrendered in the Reverse Stock Split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. U.S. holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

As noted above, we will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole post-Reverse Stock Split share of common stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share are not clear. A U.S. holder that receives a full share for a fractional share may be treated as though it received a distribution from the Company to the extent that the value of the full share exceeds the value of the fractional share the holder otherwise would have received. Such distribution would generally be a dividend to the extent of our Company’s current or accumulated earnings and profits. Any amount in excess of earnings and profits would generally reduce the holder’s basis in his, her or its shares by the amount of such excess. The portion of the full share in excess of the fractional share would generally have a tax basis equal to the amount recognized as a dividend and the holding period for such share would begin on the date of the deemed distribution. Holders are urged to consult their own tax advisors as to the possible tax consequences of receiving an additional fraction of a share in the Reverse Stock Split.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, AND DOES NOT CONSTITUTE A TAX OPINION. EACH STOCKHOLDER SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Interests of Officers and Directors in this Proposal

Our officers and directors do not have any substantial interest, direct or indirect, in this proposal.

Required Vote of Stockholders

The affirmative vote of a majority of the voting power of the outstanding shares of common stock and preferred stock of the Company, entitled to vote, voting together as a single class, on this item at the Special Meeting, is required to approve this proposal. Proxies solicited by our board of directors will be voted for this proposal unless otherwise specified.

Board Recommendation

The board of directors recommends a vote “FOR” Proposal 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of shares of our common stock and preferred stock at the close of business on December 2, 2022, based on (i) 61,600,823 shares of common stock, (ii) 495,000 shares of Series C preferred stock, and (iii) 5,000 shares of Series D preferred stock issued and outstanding, by (i) each person known to beneficially own more than 5% of our outstanding common stock, Series C preferred stock or Series D preferred stock, (ii) each of our directors, (iii) our executive officers, and (iv) all directors and executive officers as a group. Beneficial ownership is determined in accordance with SEC rules and includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock that are currently exercisable or convertible within 60 days of December 2, 2022 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage beneficial ownership of such person, but are not treated as outstanding for the purpose of computing the percentage beneficial ownership of any other person. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable. Unless otherwise indicated, the address of each beneficial owner listed below is c/o Guardion Health Sciences, Inc., 2925 Richmond Avenue, Suite 1200, Houston, Texas 77098.

Beneficial Owner	Shares of Common Stock Beneficially Owned		%		Shares of Series C Preferred Stock Beneficially Owned	%	Shares of Series D Preferred Stock Beneficially Owned	%	% of Total Voting Power(1)
Directors and Executive Officers:
Bret Scholtes	396,763	(2)	*	%					*
Robert N. Weingarten	195,834	(3)	*	%					*
Mark Goldstone	164,364	(4)	*	%					*
Donald A. Gagliano	63,167	(5)	*	%					*
Michaela Griggs	37,501	(6)	*	%					*
Jeffrey Benjamin	-		*	%					*
Craig Sheehan	33,334	(7)	*	%					*
All Officers and Directors as a Group (7 persons)	1,074,682		1.7%						*
5% or Greater Stockholders:
Intracoastal Capital LLC (8)	5,000,000	(9)	7.5%						*
Bradley L. Radoff(10)	5,320,000	(11)	8.6%
HB Fund LLC(12)					99,000	20.0%	1,000	20.0%	9.99%
Sabby Volatility Warrant Master Fund, Ltd.(13)					99,000	20.0%	1,000	20.0%	9.99%
Alto Opportunity Master Fund, SPC – Segregated Master Portfolio B(14)					69,300	14.0%	700	14.0%	9.99%
L1 Capital Global Opportunities Master Fund(15)					69,300	14.0%	700	14.0%	9.99%
Anson Investments Master Fund LP(16)					34,650	7.0%	350	7.0%	6.92%
Lind Global Fund II LP(17)					29,700	6.0%	350	6.0%	5.93%

* Less than 1%.

(1)	Percentage of total voting power represents voting power with respect to all of our common stock, Series C preferred stock and Series D preferred stock, as a single class. Holders of our common stock are entitled to one vote per share. Holders of our Series C preferred stock are entitled to 63.4196 votes per share and holders of our Series D preferred stock are entitled to 1,000,000 votes per share. However, the votes by the holders of Series D preferred stock will be counted in the same “mirrored” proportion as the aggregate votes cast by the holders of common stock and Series C preferred stock who vote on the Reverse Stock Split proposal. In addition, the Series D preferred stock contains a provision that limits the total voting power of a holder of Series D preferred stock to 9.99% of the total voting power of the Company.

(2)	Includes (i) 294,980 shares of common stock held by Mr. Scholtes; and (ii) 101,783 shares of common stock underlying options that are presently exercisable or exercisable within 60 days of the date hereof held by Mr. Scholtes. Does not include 50,888 shares of common stock underlying options that are not presently exercisable or exercisable within 60 days of the date hereof held by Mr. Scholtes.

(3)	Includes (i) 118,750 shares of common stock held by Mr. Weingarten; and (ii) 77,084 shares of common stock underlying options that are presently exercisable or exercisable within 60 days of the date hereof held by Mr. Weingarten. Does not include 14,584 shares of common stock underlying options that are not presently exercisable or exercisable within 60 days of the date hereof held by Mr. Weingarten.

(4)	Includes (i) 87,550 shares of common stock held by Mr. Goldstone; (ii) 77,084 shares of common stock underlying options that are presently exercisable or exercisable within 60 days of the date hereof held by Mr. Goldstone. Does not include 14,584 shares of common stock underlying options that are not presently exercisable or exercisable within 60 days of the date hereof held by Mr. Goldstone

(5)	Includes (i) 27,750 shares of common stock held by Dr. Gagliano; and (ii) 35,417 shares of common stock underlying options that are either presently exercisable or exercisable within 60 days of the date hereof held by Dr. Gagliano. Does not include 14,584 shares of common stock underlying options that are not presently exercisable or exercisable within 60 days of the date hereof held by Dr. Gagliano.

(6)	Includes 37,501 shares of common stock underlying options that are either presently exercisable or exercisable within 60 days of the date hereof held by Ms. Griggs. Does not include 20,833 shares of common stock underlying options that are not presently exercisable or exercisable within 60 days of the date hereof held by Ms. Griggs.

(7)

Includes (i)16,667 shares of common stock held by Mr. Sheehan; and (ii)16,667 shares of common stock underlying options that are either presently exercisable or exercisable within 60 days of the date hereof held by Mr. Sheehan. Does not include (i) 33,333 shares of common stock underlying options that are not presently exercisable or exercisable within 60 days of the date hereof held by Mr. Sheehan and (ii) 33,333 restricted common stock units that are subject to vesting, none of which are presently vested or vest within 60 days of the date hereof.

(8)	Pursuant to the Schedule 13G filed by Intracoastal Capital LLC (“Intracoastal”) on February 28, 2022 (the “Intracoastal 13G”), Mitchell P. Kopin and Daniel B. Asher, each of whom are managers of Intracoastal, have shared voting control and investment discretion over the securities reported herein that are held by Intracoastal. As a result, each of Mr. Kopin and Mr. Asher may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of the securities reported herein that are held by Intracoastal. The address of Intracoastal is 245 Palm Trail, Delray Beach, Florida 33483.

(9)	Pursuant to the Intracoastal 13G, this amount represents warrants to purchase up to 5,000,000 shares of common stock. The warrants contain an ownership limitation such that the holder may not exercise such warrants to the extent that such exercise would result in the holder’s beneficial ownership being in excess of 9.99% of the Company’s issued and outstanding common stock together with all shares owned by the holder and its affiliates.

(10)	Pursuant to the Schedule 13G filed by The Radoff Family Foundation (the “Radoff Foundation”) and Bradley L. Radoff on November 30, 2022 (the “Radoff 13G”), Mr. Rafoff, a director of the Radoff Foundation, may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of the securities reported herein that are held by the Radoff Foundation. The address of the Radoff Foundation is 2727 Kirby Drive, Unit 29L, Houston, Texas 77098.

(11)	Pursuant to the Radoff 13G, this amount represents: (i) 4,700,000 shares owned by Bradley L. Radoff and (ii) 620,000 shares owned by the Radoff Foundation.

(12)	Hudson Bay Capital Management LP, the investment manager of HB Fund LLC, has voting and investment power over these securities. Sander Gerber is the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay Capital Management LP. Each of HB Fund LLC and Sander Gerber disclaims beneficial ownership over these securities.

(13)	Sabby Management, LLC is the investment manager of Sabby Volatility Warrant Master Fund, Ltd. Hal Mintz is the Manager of Sabby Management, LLC and in such capacity has the right to vote and dispose of the securities held by Sabby Volatility Warrant Master Fund, Ltd. The address of Sabby is c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands.

(14)	Ayrton Capital LLC serves as the investment manager and Waqas Khatri serves as the managing member of the Ayrton Capital LLC. The address of the principal business and office of Ayrton Capital LLC and its affiliates is 222 Broadway 19th Floor, New York, New York, 10038.

(15)	L1 Global Manager Pty is the investment manager of L1 Global Opportunities Fund. The address of the principal business office of L1 Global Manager Pty is Level 28, 101 Collins Street, Melbourne, VIC 3000, Australia.

(16)	Anson Advisors Inc. and Anson Funds Management LP are the co-investment advisers of Anson Investments Master Fund LP (“AIMF”) and hold voting and dispositive power over the securities held by Anson in this capacity. Bruce Winson is the managing member of Anson Management GP LLC, which is the General Partner of Anson Funds Management LP. Moez Kassam and Amin Nathoo are Directors of Anson Advisors Inc. Mr. Winson, Mr. Kassam and Mr. Nathoo each disclaim beneficial ownership of these securities, except to the extent of their pecuniary interest therein. The principal business address of Anson is Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman KY1-1004, Cayman Islands.

(17)	Jeff Easton is the managing member of The Lind Partners, LLC which is the investment manager of Lind Global Fund II and, as such, has sole voting control and investment discretion over the securities held by Lind Global Fund II. Mr. Easton disclaims beneficial ownership over such securities listed except to the extent of his pecuniary interest therein. The principal business address of Lind is 444 Madison Avenue, 41st Floor, New York, New York 10022.

OTHER MATTERS

The board of directors knows of no other business which will be presented to the Special Meeting. If any other business is properly brought before the Special Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mails, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities. We have engaged Kingsdale Advisors to assist in the solicitation of proxies. We will pay a fee of approximately $11,000 plus reasonable out-of-pocket charges to Kingsdale Advisors for such services.

If you do not plan to attend the Special Meeting, in order that your shares may be represented and in order to assure the required quorum is reached, please sign, date and return your proxy promptly. In the event you are able to attend the Special Meeting virtually, at your request, we will cancel your previously submitted proxy.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and other Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a proxy statement or other Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the notice and, if applicable, other proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a stockholder at a shared address to which a single copy of the proxy materials was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of our proxy materials, either now or in the future, please contact us at 2925 Richmond Avenue, Suite 1200, Houston, Texas 77098, Attn: Corporate Secretary. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of our proxy materials either now or in the future, please contact your brokerage firm or bank.

ANNUAL REPORT

Additional copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 may be obtained without charge by writing to us at 2925 Richmond Avenue, Suite 1200, Houston, Texas 77098, Attn: Corporate Secretary.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Robert N. Weingarten
Robert N. Weingarten
December 12, 2022	Chairman of the Board of Directors

Investor Address Line 1
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John Sample
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SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 01/04/2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GHSISM2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 01/04/2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR the following proposal:

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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0000585345_1 R1.0.0.3

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com

GUARDION HEALTH SCIENCES, INC.
Special Meeting of Stockholders
January 5, 2023 11:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Robert N. Weingarten, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of GUARDION HEALTH SCIENCES, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 11:00 AM, CST on January 5, 2023, virtually at www.virtualshareholdermeeting.com/GHSISM2023, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000585345_2 R1.0.0.3

APPENDIX A

CERTIFICATE OF AMENDMENT

to

CERTIFICATE OF INCORPORATION

of

GUARDION HEALTH SCIENCES, INC.

GUARDION HEALTH SCIENCES, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: The name of the Corporation is Guardion Health Sciences, Inc. The Certificate of Incorporation was filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on June 30, 2015 and has been amended by Certificates of Amendment to the Certificate of Incorporation filed with the Secretary of State on October 30, 2015, January 30, 2019, December 6, 2019 and February 26, 2021 (as so amended, the “Certificate of Incorporation”).

SECOND: ARTICLE IV, SECTION I of the Corporation’s Certificate of Incorporation shall be amended by amending and restating Subsection “C.” as follows:

C. Reverse Stock Split. Upon the filing (the “Effective Time”) of this Certificate of Amendment pursuant to the Section 242 of the General Corporation Law of the State of Delaware, each ( ) shares of the Corporation’s Common Stock, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Old Common Stock, be reclassified, combined, converted and changed into ( ) fully paid and nonassessable shares of common stock, par value of  $0.001 per share (the “New Common Stock”), subject to the treatment of fractional share interests as described below (the “reverse stock split”). The conversion of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been converted pursuant to this Certificate of Amendment. Holders who otherwise would be entitled to receive fractional share interests of New Common Stock upon the effectiveness of the reverse stock split shall be entitled to receive a whole share of New Common Stock in lieu of any fractional share created as a result of such reverse stock split.

THIRD: The stockholders of the Corporation have duly approved the foregoing amendment in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of the day of , 20 .

GUARDION HEALTH SCIENCES, INC.

By:
Name:
Title: